                                                                   EXHIBIT 10.13


                              SETTLEMENT AGREEMENT


     This Settlement Agreement ("Agreement") is made and entered into as of this Eighth day of October, 1997, by and among the following entities:

     (1) Summit Family Restaurants Inc. ("Summit"), a Delaware corporation headquartered in Utah;

     (2) HTB Restaurants, Inc. ("HTB"), a Delaware corporation headquartered in Utah, and a subsidiary of Summit;

     (3) CKE Restaurants, Inc. ("CKE"), a Delaware corporation headquartered in California;

     (4) Star Buffet, Inc. ("Star Buffet"), a Delaware corporation headquartered in Utah;

     (5) HomeTown Buffet, Inc. ("HomeTown"), a Delaware corporation headquartered in Minnesota; and

     (6) Buffets, Inc. ("Buffets"), a Minnesota corporation headquartered in Minnesota, and the parent company of HomeTown.

Summit, HTB, and CKE collectively are referred to hereinafter as the "CKE Entities."

                                    RECITALS

     This Agreement is entered into with regard to the following facts:

     WHEREAS, certain of the CKE Entities, on the one hand, and HomeTown, on the other hand, have been parties to a Multiple Unit Agreement ("MUA") relating to the development and operation of restaurants under the franchise HomeTown Buffet(R), and to 16 separate Franchise Agreements; and

     WHEREAS, in June 1996 Summit and HTB commenced an action against HomeTown in the Third Judicial District Court for Salt Lake County, State of Utah, relating to the MUA, which action is entitled Summit Family Restaurants Inc. and HTB Restaurants Inc. v.

HomeTown Buffet, Inc., Civil No. 960904491 CN ("State Action"), and is pending; and

     WHEREAS, on June 26, 1996 Summit and HTB commenced an arbitration proceeding against HomeTown before the American Arbitration Association ("AAA") relating to the MUA ("Arbitration Proceeding"); and

     WHEREAS, in August 1996 the CKE Entities commenced an action against HomeTown and Buffets in the United States District Court for the District of Utah, Central Division, relating to the MUA and to the merger between HomeTown and Buffets, which action is entitled Summit Family Restaurants Inc., HTB Restaurants, Inc., and CKE Restaurants, Inc. vs. HomeTown Buffet, Inc. and Buffets, Inc., Civil No. 96 CV 0688B ("Federal Action"), and is pending; and

     WHEREAS, HomeTown and Buffets strenuously denied that they engaged in any of the wrongdoing alleged by the CKE Entities in the State Action, the Arbitration proceeding, the Federal Action, or otherwise; and

     WHEREAS, on January 31, 1997, an Award was entered in the Arbitration Proceeding in favor of HomeTown and against Summit and HTB, holding, among other things, that HomeTown was entitled to terminate the MUA; and

     WHEREAS, by Order and Judgment filed on September 10, 1997, in the action bearing file number Civil No. 2:97CV 00355B, United States District Court for the District of Utah, Central Division, confirmed the arbitration Award; and

     WHEREAS, on July 28, 1997, CKE announced the formation of Star Buffet, announced that all of the issued and outstanding stock of Summit would be transferred to Star Buffet, and announced that Star Buffet intended to make a public offering of common stock; and

     WHEREAS, a dispute has arisen between Star Buffet and the CKE Entities, on the one hand, and HomeTown, on the other hand, concerning whether certain of the proposed transactions that were announced by CKE on July 28, 1997 required the consent of HomeTown pursuant to Section 12 of each of the 16 separate Franchise Agreements; and

     WHEREAS, in order to avoid the distraction and expense of continued litigation and arbitration, the undersigned parties are desirous of resolving their disputes and of discharging and releasing any and all claims which were or could have been asserted by the CKE Entities against HomeTown and/or Buffets;

     NOW, THEREFORE, for the valuable consideration described below, the receipt and sufficiency of which hereby are expressly acknowledged, the undersigned parties mutually agree as follows:

                               JUDGMENT ON AWARD

     1. The undersigned parties agree, consistent with the Order and Judgment of the United States District Court for the District of Utah, Central Division, filed on September 10, 1997, in the action bearing file number Civil No. 2:97CV 00355B, that final judgment on the arbitration Award shall be entered forth-with. The CKE Entities and Star Buffet represent and agree that they will not appeal such judgment, and hereby waive any right that they might otherwise have to take an appeal from the judgment confirming the Award. The CKE Entities and Star Buffet acknowledge and agree that the Award and the related judgment are determinative of the issue of whether they, or any of them, have rights to develop additional HomeTown Buffet(R) franchised restaurants or to an exclusive territory to own and operate HomeTown Buffet(R) restaurants. Based upon the Award and its related judgment, the CKE Entities and Star Buffet agree that they no longer have any such rights.

                            LIMITED WAIVER OF RIGHTS

     2. Pursuant to Section 12.1.3 of each of the 16 Franchise Agreements, and based upon HTB's representations and warranties that (a) the transfer of the capital stock of Summit as part of the "Summit Exchange" is as defined and identified at page 5 of the Amendment No. 2 of the Registration Statement on Form S-1 filed by Star Buffet with the Securities and Exchange Commission on September 22, 1997 and that the Summit Exchange has in fact occurred as of the date hereof, and (b) at no point since Summit's original ownership of the common stock of HTB through the date of this Agreement has Summit owned less than all of the outstanding capital stock of HTB, then based upon those representations and warranties by HTB, HomeTown hereby waives its right to review whether the capital transfer associated with the Summit Exchange invokes the provisions set forth in sections 12.1 and 12.3 of each of the 16 Franchise Agreements, or to consent to such capital transfer insofar as such provisions do apply. HomeTown does not waive any other provisions of the 16 Franchise Agreements, nor does it waive Sections 12.1 and 12.3 except with respect to the "Summit Exchange". Nothing contained herein is, or shall be construed as, agreement, approval, or acquiescence by HomeTown to the formation of Star Buffet or to any of its activities or operations. HTB does not concede that HomeTown has a right to review the capital transfer associated with the "Summit Exchange" or that HomeTown's consent is required with respect to such capital transfer.

                                   DISMISSALS

     3. Within five (5) days after the execution of this Agreement, Summit, HTB, and HomeTown shall cause their respective counsel to enter into a Stipulation For Dismissal With Prejudice, in the form attached hereto as
Exhibit 1, dismissing the State Action, and all claims that were or could have been asserted by the plaintiffs in the State Action, with prejudice and on the merits, but without costs to any party, and to obtain a judgment of dismissal in accordance with the terms set forth in said Stipulation.

     4. Within five (5) days of the execution of this Agreement, the CKE Entities, HomeTown and Buffets shall cause their respective counsel to enter into a Stipulation For Dismissal With Prejudice, in the form attached hereto as
Exhibit 2, dismissing the Federal Action, and all claims that were or could have been asserted by the plaintiffs in the Federal Action, with prejudice and on the merits, but without costs to any party, and to obtain a judgment of dismissal in accordance with the terms set forth in said Stipulation.

                  RELEASE BY THE CKE ENTITIES AND STAR BUFFET

     5. The CKE Entities and Star Buffet, on their own behalf and on behalf of their past and present parent, subsidiary, affiliated, and related corporations and entities, and their predecessors and successors in interest (collectively "CKE Releasors"), do hereby release and forever discharge HomeTown and Buffets, and their past and present parent, subsidiary, affiliated, and related corporations and entities, their predecessors and successors in interest, and their respective past and present principals, agents, officers, directors, employees, representatives, insurers, indemnitors and attorneys (collectively "HomeTown Released Parties"), of and from any and all claims, liabilities, demands, actions, and causes of action, of every kind and nature whatsoever, whether known or unknown, existing or not existing, asserted or unasserted, liquidated or unliquidated, absolute or contingent, in law or in equity, which the CKE Releasors have ever had, presently have, or may in the future have or claim to have, against the HomeTown Released Parties, or any of them, by reason of any matter, event, cause or thing whatsoever arising out of, based in whole or in part upon, relating to, or existing by reason of:

          (a) Any acts, omissions, and/or failures to act that were alleged in the State Action, the Arbitration Proceeding, and/or the Federal Action;

          (b) Any claims that were or could have been asserted in the State Action, the Arbitration Proceeding, and/or the Federal Action;

          (c)  The merger between HomeTown and Buffets;

          (d) Any claims under the federal or state antitrust laws, or for unfair competition, or for breach of any of the 16 Franchise Agreements, that are based, in whole or in part, upon acts, omissions, and/or failures to act that occurred prior to the date hereof; and

          (e) The development, ownership, or operation of a buffet-style restaurant at 6625 E. Southern Avenue, Mesa, AZ 85206, either under the name of HomeTown Buffet(R) or the name Old Country Buffet(R).

     6. HomeTown and Buffets, on their own behalf and on behalf of their past and present parent, subsidiary, affiliated and related corporations and entities, and their predecessors and successors in interest (collectively "HomeTown Releasors"), do hereby release and forever discharge the CKE Entities, their predecessors and successors in interest, and their respective past and present principals, agents, officers, directors, employees, representatives, insurers, indemnitors and attorneys (collectively "CKE Released Parties"), of and from any claims for malicious prosecution, abuse of process, sanctions under Federal or State rules of procedure, or other like claims equally limited, related to the filing and prosecution of the State Action, Arbitration Proceeding and/or the Federal Action by the CKE Entities.

     7. The releases contained in Paragraphs 5 and 6 relate to facts and events that occurred up to and including the date hereof and do not cover events which might occur in the future.

     8. The CKE Entities and Star Buffet hereby acknowledge that they are aware that they, or their legal counsel, may hereunder discover claims or facts in addition to, or different from, those that they now know or believe to exist with respect to the subject matters of the release set forth in Paragraph 5 herein, but acknowledge that it is their expressed intention to hereby fully, finally and forever settle and release all claims, disputes and differences, known or unknown, asserted or unasserted, suspected or unsuspected, which do now exist, may hereafter exist, or may heretofore have existed, without regard to the subsequent discovery or existence of different or additional claims or facts.

     9. The CKE Entities, Star Buffet, HomeTown and Buffets hereby agree that the MUA, and all of the rights and obligations contained therein, are terminated in their entirety. The 16 Franchise Agreements remain in full force and effect and the parties intend to fully perform their respective obligations thereunder. HomeTown and HTB may freely enforce the terms of the Franchise Agreements subject to the terms of this Agreement.

                           No Admission Of Liability
                           -------------------------

     10. It is expressly acknowledged and agreed that HomeTown and Buffets at all times have denied, and still deny, any liability, fault or wrongdoing in and for the claims that were asserted in the State Action, the Arbitration proceeding, and the Federal Action. Neither this Agreement nor the settlement provided herein is, may be construed as, or may be used as, an admission by or against any undersigned party of any fault, wrongdoing or liability whatsoever.

                           Miscellaneous Provisions
                           ------------------------

     11. This Agreement may not be supplemented or changed orally.

     12. No breach of any provision of this Agreement by any party hereto can be waived by any other party hereto, unless expressly done so in writing. Waiver of any one breach shall not be deemed to be a waiver of any other breach of the same or any other provisions hereof.

     13. The undersigned parties and their respective counsel have reviewed this Agreement, and the rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

     14. Each of the parties hereto acknowledges and represents that it has had the opportunity to consult with legal, financial, tax, and other professional advisors as it deems appropriate in connection with its consideration and execution of this Agreement. Each party further represents and declares that in executing this Agreement, it has relied solely upon its own judgment, belief and knowledge, and the advice and recommendation of its own professional advisors, concerning the nature, extent and duration of its rights, obligations and claims, and that it has not been influenced to any extent whatsoever in executing this Agreement by any representations or statements made by the other party or its representatives, except those expressly contained or referred to herein.

     15. This Agreement shall be binding upon, and shall inure to the benefit of, the successors and assigns of the parties hereto.

     16. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Utah.

     17. This Agreement may be executed in counterparts, each of which shall be deemed to be one and the same instrument. The parties hereto shall exchange among themselves original signed counterparts. Pending receipt of such original signed counterparts, the transmission of an executed signature page via electronic facsimile shall be deemed conclusive evidence that the party transmitting the signature page has agreed to the totality of the terms of this Agreement, unmodified, notwithstanding the fact that only the signature page(s) has been transmitted.


                    (Remainder of Page Intentionally Blank)

                                   SUMMIT FAMILY RESTAURANTS INC.


                                   By  /s/ CHARLOTTE L. MILLER
                                       -------------------------------------
                                       Its  Sr. V.P.
                                            --------------------------------


STATE OF UTAH       )
                    ) SS.
COUNTY OF SALT LAKE )


     On this Eighth day of October, 1997, before me a Notary Public of the State of Utah, appeared Charlotte L. Miller, to me personally known to be the person whose name is subscribed to this document, who being duly sworn did depose and say that he/she is an officer of the above-decribed corporation; that he/she is duly authorized to execute this document on behalf of said corporation and to bind the corporation hereto; and that he/she signed his/her name hereto on behalf of the corporation and by like authority.


[NOTARIAL SEAL]          /s/ DIANE JOSIE
                         ----------------------------------
                         Notary Public

                                     * * *

                                    CKE RESTAURANTS, INC.

                                    By  /s/ ANDREW F. PUZDER
                                      -------------------------------

                                    Its        EVP
                                       ------------------------------

STATE OF CALIFORNIA         )
                            ) SS.
COUNTY OF SANTA BARBARA     )

     On this Eighth day of October, 1997, before me a Notary Public of the State of California, appeared Andrew F. Puzder, to me personally known and known to be the person whose name is subscribed to this document, who being duly sworn did depose and say that he/she is an officer of the above-described corporation; that he/she is duly authorized to execute this document on behalf of said corporation and to bind the corporation hereto; and that he/she signed his/her name hereto on behalf of the corporation and by like authority.

[SEAL]                         /s/ S. PALMER
                               ----------------------------
                               Notary Public

                                     * * *

                                       HTB RESTAURANTS, INC.

                                       By /s/ CHARLOTTE L. MILLER
                                          ---------------------------
                                       Its   Sr. V.P.
                                          ---------------------------

STATE OF UTAH         )
                      )SS.
COUNTY OF SALT LAKE   )

     On this Eighth day of October, 1997, before me a Notary Public of the State of Utah, appeared Charlotte L. Miller, to me personally known and known to be the person whose name is subscribed to this document, who being duly sworn did depose and say that he/she is an officer of the above-described corporation; that he/she is duly authorized to execute this document on behalf of said corporation and to bind the corporation hereto; and that he/she signed his/her name hereto on behalf of the corporation and by like authority.

[SEAL]                            /s/ DIANE JOSIE
                                  ---------------------------
                                  Notary Public

                                     * * *

                                   STAR BUFFET, INC.


                                   By  /s/ CHARLOTTE L. MILLER
                                       -------------------------------------
                                       Its  Secretary
                                            --------------------------------


STATE OF UTAH       )
                    ) SS.
COUNTY OF SALT LAKE )


     On this Eighth day of October, 1997, before me a Notary Public of the State of Utah, appeared Charlotte L. Miller, to me personally known to be the person whose name is subscribed to this document, who being duly sworn did depose and say that he/she is an officer of the above-decribed corporation; that he/she is duly authorized to execute this document on behalf of said corporation and to bind the corporation hereto; and that he/she signed his/her name hereto on behalf of the corporation and by like authority.


[NOTARIAL SEAL]          /s/ DIANE JOSIE
                         ----------------------------------
                         Notary Public

                                     * * *

                                   HOMETOWN BUFFET, INC.


                                   By  /s/ H. THOMAS MITCHELL
                                       -------------------------------------
                                       Its  Secretary
                                            --------------------------------


STATE OF MINNESOTA )
                   ) SS.
COUNTY OF HENNEPIN )


     On this Eighth day of October, 1997, before me a Notary Public of the State of Minnesota, appeared H. Thomas Mitchell, to me personally known to be the person whose name is subscribed to this document, who being duly sworn did depose and say that he/she is an officer of the above-decribed corporation; that he/she is duly authorized to execute this document on behalf of said corporation and to bind the corporation hereto; and that he/she signed his/her name hereto on behalf of the corporation and by like authority.


[NOTARIAL SEAL]          /s/ JULIE SAUSER
                         ----------------------------------
                         Notary Public

                                     * * *

                                   BUFFETS, INC.


                                   By  /s/ ROE H. HATLER
                                       -------------------------------------
                                       Its  CEO
                                            --------------------------------


STATE OF MINNESOTA )
                   ) SS.
COUNTY OF HENNEPIN )


     On this Eighth day of October, 1997, before me a Notary Public of the State of Minnesota, appeared Roe H. Hatler, to me personally known to be the person whose name is subscribed to this document, who being duly sworn did depose and say that he/she is an officer of the above-decribed corporation; that he/she is duly authorized to execute this document on behalf of said corporation and to bind the corporation hereto; and that he/she signed his/her name hereto on behalf of the corporation and by like authority.


[NOTARIAL SEAL]          /s/ HAROLD T. MITCHELL III
                         ----------------------------------
                         Notary Public

                                     * * *

                                   EXHIBIT 1
                 TO SETTLEMENT AGREEMENT DATED OCTOBER 8, 1997

--------------------------------------------------------------------------------

           IN THE THIRD JUDICIAL DISTRICT COURT FOR SALT LAKE COUNTY

                                 STATE OF UTAH

--------------------------------------------------------------------------------

SUMMIT FAMILY RESTAURANTS
INC., a Delaware corporation; HTB
RESTAURANTS INC., a Delaware
corporation,                            STIPULATION FOR
               Plaintiffs,              DISMISSAL WITH PREJUDICE

vs.

                                        Civil No. 960904491 CN
HOMETOWN BUFFET, INC., a Delaware       Judge J. Dennis Fredrick
corporation,

               Defendant.

--------------------------------------------------------------------------------

     IT IS HEREBY STIPULATED AND AGREED by and among the parties herein, by their respective undersigned attorneys, that the above-entitled action and all claims that were or could have been asserted therein by plaintiffs shall be and hereby are dismissed with prejudice and on the merits, without costs to any party.

     IT IS FURTHER STIPULATED AND AGREED that the Court may enter an Order for Judgement in accordance with the terms of this Stipulation without notice to the parties.


                                   EXHIBIT 1

Date: September _________, 1997.         KIMBALL, PARR, WADDOUPS,
                                         BROWN & GEE

                                      By ____________________________________
                                         Clark D. Waddoups (Reg. # ____)
                                         Jonathan O. Hafen  (Reg. #A6096)
                                         Suite 1300
                                         185 South State Street
                                         P.O. Box 11019
                                         Salt Lake City, UT 84147
                                         Telephone: (801) 532-7840

                                         Attorneys for Plaintiffs

Date: September ________, 1997.          MACKEY PRICE & WILLIAMS

                                      By ____________________________________
                                         Gifford W. Price (Utah Reg. #2547)
                                         Suite 900
                                         170 South Main Street
                                         Salt Lake City, UT 84101
                                         Telephone: (801) 575-5000

                                         Attorneys for Defendant

                 TO SETTLEMENT AGREEMENT DATED OCTOBER 8, 1997


________________________________________________________________________________

          IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF UTAH

                                CENTRAL DIVISION
________________________________________________________________________________

SUMMIT FAMILY RESTAURANTS
INC., a Delaware corporation; HTB
RESTAURANTS INC., a Delaware
corporation; and CKE RESTAURANTS
INC., a Delaware corporation,
                                                  STIPULATION FOR
                    Plaintiffs,                   DISMISSAL WITH PREJUDICE

vs.

HOMETOWN BUFFET, INC., A Delaware                 Judge Dee Benson
corporation; and BUFFETS, INC., a                 Civil No. 96 CV 0688B
Minnesota corporation,

                    Defendants.

________________________________________________________________________________


     IT IS HEREBY STIPULATED AND AGREED by and among the parties herein, by their respective undesigned attorneys, that the above-entitled action and all claims that were or could have been asserted therein by plaintiffs shall be and hereby are dismissed with prejudice and on the merits, without costs to any party.

     IT IS FURTHER STIPULATED AND AGREED that the Court may enter an order for Judgment in accordance with the terms of this Stipulation without notice to the parties.


                                   EXHIBIT 2

Date: September __, 1997.               KIMBALL, PARR, WADDOUPS,
                                        BROWN & GEE


                                     By
                                        -----------------------------------
                                        Clark D. Waddoups (Reg. #_____)
                                        Jonathan O. Hafeu (Reg. #A6096)
                                        Suite 1300
                                        185 South State Street
                                        P.O. Box 11019
                                        Salt Lake City, UT 84147
                                        Telephone: (801) 532-7840

                                        Attorneys for Plaintiff


Date: September __, 1997.               MACKEY PRICE & WILLIAMS


                                     By
                                        -----------------------------------
                                        Gifford W. Price (Reg. #2647)
                                        900 First Interstate Plaza
                                        170 South Main Street
                                        Salt Lake City, UT 84101-1655
                                        Telephone: (801) 575-5000

                                                       - and -

                                        FAEGRE & BENSON LLP
                                        Wendy J. Wildung (Minn. Reg. #117055)
                                        2200 Norwest Center
                                        90 South Seventh Street
                                        Minneapolis, MN 55402-3901
                                        Telephone: (612) 336-3000

                                        Attorneys for Defendants

                          [HOMETOWN BUFFET LETTERHEAD]



                                             October 8, 1997
                                             VIA FACSIMILE AND OVERNIGHT COURIER


HOMETOWN BUFFET, INC.
  Attn: Mr. Tom Mitchell, Secretary
10260 Viking Drive
Eden Prairie, MN 55344

Dear Mr. Mitchell:

As an inducement and partial consideration for HomeTown Buffet, Inc. ("HomeTown") and Buffets, Inc. to enter into the Settlement Agreement dated October 8, 1997 ("Settlement Agreement") - with HTB Restaurants, Inc. ("HTB") and its affiliated companies CKE Restaurants, Inc., Summit Family Restaurants Inc. and Star Buffet, Inc. -- HTB hereby promises and agrees to perform as described in this letter agreement ("Agreement"). HTB acknowledges that these promises and agreements are independent of the 16 Franchise Agreements, and do not limit or otherwise define the provisions of the 16 Franchise Agreements. However, in order to provide HomeTown with a means of enforcing HTB's obligations herein, HTB agrees that a breach of any of the provisions of this Agreement by HTB shall be deemed an event of default under the Franchise Agreements.

1) Financial Reporting: Immediately upon execution of this Agreement, in addition to HTB's reporting obligations specified in Section 10 of the Franchise Agreements, HTB agrees that it will provide to HomeTown financial information, by restaurant, in the form prescribed by HomeTown, which shall until further notice utilize a format similar in appearance and having no less detail and content than as shown on the sample report attached hereto as Exhibit "A". HTB hereby confirms that HomeTown has indicated that, provided HTB brings its financial reporting obligations to HomeTown current within ten (10) days of the date of the Settlement Agreement, for all prior periods where inadequate reporting was made contrary to the requirements of the 16 Franchise Agreements, HomeTown will not consider such prior reporting deficiencies an event of default under any of the 16 Franchise Agreements.

2) Maintenance and Repair: Within one month of the date of this Agreement, HTB will schedule its senior operating officer to survey the HTB's HomeTown restaurants jointly with

Mr. H. Thomas Mitchell
Page 2 of 3
October 8, 1997


a HomeTown operations designee for purposes of discussing the current state of maintenance and repair of HTB's HomeTown restaurants.

3) Gift Certificates/Be-My-Guest Passes: HTB agrees that it will accept gift certificates and Be-My-Guest Passes (collectively, "Passes") issued by any other HomeTown Buffet or Old Country Buffet restaurant, provided that the organization operating those restaurants in turn accepts HTB's HomeTown Buffet Passes, and provided that the organization which issued the Passes reimburses the organization redeeming the Passes from bona-fide customers at the face value of such Passes. (In the instances of Be-My-Guest Passes, reimbursement shall be at the then-current meal price that would have otherwise been paid buy the customer presenting each Pass.) HTB agrees that it will meet with HomeTown's designee to implement procedures for effecting such reciprocal acceptance of Passes, such that the protocol is in place and operative within one month of the date of this Agreement.

4) Location Directory Inclusion: HTB agrees that its franchised HomeTown Buffet restaurant locations may be listed in a joint HomeTown Buffet/Old Country Buffet location directory periodically produced by Buffets, Inc., provided that the directory discloses the fact that HTB's HomeTown restaurants are franchised locations. HTB shall not be obligated to contribute towards the cost of designing or updating the joint location directory nor shall it be obligated to use the directory. However, if HTB requests copies of the directories for use in its HomeTown Buffet restaurants, and HomeTown agrees to provide such directories, HTB shall pay HomeTown its actual cost of printing, handling and shipping the directories to HTB. Buffets and its affiliates shall be under no obligation to continue printing the directories or to include HTB in its listings.

5) Marketing Materials: In addition to complying with Section 9 of the Franchise Agreements, HTB agrees that the marketing samples it is to provide to HomeTown Buffet for review shall be submitted at the first available opportunity, but in no later than two weeks prior to the date when the marketing materials are scheduled to go to print. HomeTown shall thereafter review such samples upon receipt from HTB in accordance with the provisions of
Section 9 of the Franchise Agreements. If HTB has not received comments back from HomeTown within two weeks of HomeTown's receipt of HTB's marketing samples, it will be deemed that HomeTown has waived review of those specific samples. If, however, HomeTown reasonably believes that more time is necessary to review the marketing samples, HomeTown may extend the review period upon notice to HTB during the initial two week review period,

Mr. H. Thomas Mitchell
Page 3 of 3
October 8, 1997


accompanied by an explanation of what additional review is deemed required.

6) Franchise Servicing: HTB acknowledges and agrees that HomeTown may utilize personnel or contractors other than HomeTown employees to perform Franchisor's obligations under the 16 Franchise Agreements, and specifically consents to HomeTown's use of individuals who have an affiliation with the Old Country Buffet restaurants concept in doing so. HTB also agrees that HomeTown or its affiliates may produce marketing materials, documents, recipes and other systems reflecting both the HomeTown Buffet and/or Old Country Buffet trademarks and which may in some instances be utilized in common between both brands.

HTB and HomeTown mutually agree that any and all disputes and claims between them under this Agreement, or relating to it, shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. Such arbitration shall be subject to the provisions of Section 15 of the 16 Franchise Agreements entitled "Arbitration."

HTB acknowledges that these promises and agreements are intended for the benefit of HomeTown, and that they shall not limit HomeTown's rights or HTB's obligations under the 16 Franchise Agreements. HomeTown may freely enforce the terms of the Franchise Agreements together with the additional HTB agreements contained in this letter.


Sincerely,
HTB Restaurants, Inc.



By:  /s/ CHARLOTTE L. MILLER
     ----------------------------------
Its: Sr. V.P.
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                                        Accepted:
                                        HomeTown Buffet, Inc.


                                        By:  /s/ H. THOMAS MITCHELL
                                             ----------------------------------
                                        Its: Secretary
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                                      -3-